FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  June 8, 1995
                                                            -------------


                       UNITED STATES CELLULAR CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     1-9712                    62-1147325
            ---------                    -------                   -----------
         (State or other               (Commission                (IRS Employer
          jurisdiction of              File Number)               Identification
          incorporation)                                               No.)



      8410 West Bryn Mawr,Suite 700, Chicago, Illinois          60631
      ------------------------------------------------         -------
         (Address of principal executive offices)              (Zip Code)

   Registrant's telephone number, including area code:  (312) 399-8900


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


            The Exhibit Index is Located on Page 4 of 5 Total Pages.

   Item 5.     Other Events.
               ------------

         On June 8, 1995, the Company announced the sale of approximately $650 million principal amount at maturity of zero coupon convertible debt in the form of Liquid Yield OptionTM Notes ("LYONs"TM). This Current Report on Form 8-K is being filed for the purpose of filing the Press Release issued by the Company relating to such announcement as an exhibit.

   "Liquid Yield Option" and "LYONs" are Trademarks of Merrill Lynch & Co.,
   Inc.


   Item 7.     Financial Statements and Exhibits
               ---------------------------------

   (c)   Exhibits
         --------

         The exhibit accompanying this report is listed in the accompanying
   Exhibit Index.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




   United States Cellular Corporation
   (Registrant)

   Date: June 8, 1995


   By:  /s/  PHILLIP A. LORENZINI
       --------------------------
       Phillip A. Lorenzini
       Controller
       (principal accounting officer)










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
                                  EXHIBIT INDEX


   Exhibit Number      Description of Exhibit     Sequentially Numbered Page
   --------------      ----------------------     --------------------------

         99            Press Release dated                           5
                       June 8, 1995
















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